UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

SEQUENTIAL BRANDS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37656	47-4452789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 West 26th Street

New York, New York 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

As previously reported, on December 4, 2015, Sequential Brands Group Inc. (formerly known as Singer Madeline Holdings, Inc.) (“New Sequential” or the “Company”), SQBG, Inc. (formerly known as Sequential Brands Group, Inc.) (“Old Sequential”) and Martha Stewart Living Omnimedia, Inc. (“MSLO”), consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of June 22, 2015, as amended, by and among New Sequential, Old Sequential, MSLO, Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., as amended (the “Merger Agreement”). At that time, Singer Merger Sub, Inc. and Madeline Merger Sub, Inc., each wholly-owned subsidiaries of New Sequential, merged with and into Old Sequential and MSLO, respectively, with Old Sequential and MSLO surviving the mergers as a wholly owned subsidiaries of New Sequential (the “Mergers”), in accordance with the Merger Agreement. This Amendment No. 1 amends the Current Report on Form 8-K, filed on December 4, 2015 (the “Initial Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the Mergers. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The information required by this item with respect to MSLO (File No. 001-15395) is incorporated by reference to Item 8 of MSLO’s Annual Report on Form 10-K, filed with the SEC on March 6, 2015 and attached as Exhibit 99.1, and Item 1 of MSLO’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 5, 2015 and attached as Exhibit 99.2. Such information is incorporated by reference herein. Those financial statements (including the schedule appearing therein) consist of (i) the audited consolidated financial statements of MSLO as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, as well as the Report of Independent Registered Public Accounting Firm, Ernst & Young LLP, with respect to such financial statements and (ii) the unaudited financial statements and related notes for the nine-month periods ended September 30, 2015 and 2014.

The information required by this item with respect to Old Sequential is incorporated by reference to Item 8 of Old Sequential’s Annual Report on Form 10-K, filed with the SEC on March 16, 2015 and attached as Exhibit 99.3, and Item 1 of Old Sequential’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 9, 2015 and attached as Exhibit 99.4. Such information is incorporated by reference herein. Those financial statements consist of (i) the audited consolidated financial statements of Old Sequential as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, as well as the Reports of Independent Registered Public Accounting Firms of Grant Thornton LLP and CohnReznick LLP, with respect to such financial statements and (ii) the unaudited financial statements and related notes for the three and nine-month periods ended September 30, 2015 and 2014.

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Mergers is attached as Exhibit 99.5 to this Form 8-K and is incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2015.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to Martha Stewart Living Omnimedia, Inc.’s financial statements.

23.2	Consent of CohnReznick LLP relating to SQBG, Inc.’s financial statements as of December 31, 2014 and 2013.

23.3	Consent of Grant Thornton LLP relating to SQBG, Inc.’s financial statements as of December 31, 2012.

99.1	Audited Consolidated Financial Statements of MSLO (incorporated by reference to Item 8 of MSLO’s (File No. 001-15395) Annual Report on Form 10-K, filed with the SEC on March 6, 2015).

99.2	Unaudited Condensed Consolidated Financial Statements (incorporated by reference to Item 1 of MSLO’s (File No. 001-15395) Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 5, 2015).

99.3	Audited Consolidated Financial Statements of Old Sequential (incorporated by reference to Item 8 of Old Sequential’s (File No. 001-36082) Annual Report on Form 10-K, filed with the SEC on March 16, 2015).

99.4	Unaudited Condensed Consolidated Financial Statements (incorporated by reference to Item 1 of Old Sequential’s (File No. 001-36082) Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 9, 2015).

99.5	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

By: /s/ Gary Klein

Name: Gary Klein
Title: Chief Financial Officer

Dated: February 11, 2016

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP relating to Martha Stewart Living Omnimedia, Inc.’s financial statements.

23.2	Consent of CohnReznick LLP relating to SQBG, Inc.’s financial statements as of December 31, 2014 and 2013.

23.3	Consent of Grant Thornton LLP relating to SQBG, Inc.’s financial statements as of December 31, 2012.

99.1	Audited Consolidated Financial Statements of MSLO (incorporated by reference to Item 8 of MSLO’s (File No. 001-15395) Annual Report on Form 10-K, filed with the SEC on March 6, 2015).

99.2	Unaudited Condensed Consolidated Financial Statements (incorporated by reference to Item 1 of MSLO’s (File No. 001-15395) Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 5, 2015).

99.3	Audited Consolidated Financial Statements of Old Sequential (incorporated by reference to Item 8 of Old Sequential’s (File No. 001-36082) Annual Report on Form 10-K, filed with the SEC on March 16, 2015).

99.4	Unaudited Condensed Consolidated Financial Statements (incorporated by reference to Item 1 of Old Sequential’s (File No. 001-36082) Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 9, 2015).

99.5	Unaudited Pro Forma Condensed Combined Financial Information.